SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 8, 2003



                       SOUTHERN PERU COPPER CORPORATION
            (Exact name of registrant as specified in its charter)



           Delaware                   1-14066                  13-3849074
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                 Identification Number)


                           2575 East Camelback Road
                               Phoenix, AZ 85016
         (Address of principal executive offices, including zip code)



      Registrant's telephone number, including area code: (602) 977-6500


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5. Other Events

     On May 8, 2003 Southern Peru Copper Corporation issued a press release regarding the postponement of its annual meeting of stockholders. The press release is annexed as Exhibit 99.1 to this report and by this reference incorporated herein and made a part hereof.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SOUTHERN PERU COPPER CORPORATION
                                    -------------------------------------
                                    (Registrant)

                                     By: /s/ Armando Ortega
                                        ---------------------------------
                                     Its:  Vice President-Legal and
                                           Secretary of the Board



Date: May 8, 2003






Exhibit Index

     99.1 Press release by Southern Peru Copper Corporation dated May 8, 2003, announcing the postponement of its annual meeting of stockholders.